Exhibit 99.2

1Q 2026 Earnings Conference Call May 4, 2026

2 Statements made during this presentation that set forth expectations, predictions, projections or are about future events are based on facts and situations that are known to us as of May 4, 2026. We believe that our expectations and assumptions are reasonable. Actual results may differ materially, due to risks and uncertainties, such as those described on pages 12-23 of our Form 10-K filed on February 27, 2026 and other subsequent filings by Matson with the SEC. Statements made during this presentation are not guarantees of future performance. We do not undertake any obligation to update our forward-looking statements. 1Q 2026 Earnings Conference Call Forward-Looking Statements

3 • 1Q26 results: ─ Ocean Transportation operating income exceeded our expectations primarily due to higher freight demand post-Lunar New Year in our China service ▪ In our domestic tradelanes, we saw lower YoY volume in Hawaii and Alaska ─ Logistics operating income was lower YoY primarily due to a lower contribution from supply chain management • To date, the Iran conflict has not impacted our operating performance or service levels; however, it has impacted fuel prices in all our markets ─ While we have effective mechanisms to recover the cost of fuel by the end of the year, for 2Q26 we expect a negative impact from the lag in the recovery of fuel costs • Lastly, we are raising our full year Outlook for consolidated operating income and now expect to modestly exceed the level achieved in 2025 ─ The primary driver behind raising Outlook is the strengthening of freight demand in our China service post-Lunar New Year that we expect to continue through peak season 1Q 2026 Earnings Conference Call Opening Remarks

4 1Q 2026 Earnings Conference Call • Container volume decreased 5.6% YoY primarily due to: ─ Lower general demand ─ Dry-docking of a competitor’s vessel in the year ago period • Expect volume to be comparable to the level achieved in 2025 reflecting: ─ Similar economic conditions as 2025 ─ Stable market share Hawaii Service 1Q26 Performance Container Volume (FEU Basis) Full Year 2026 Outlook 24,000 26,000 28,000 30,000 32,000 34,000 36,000 38,000 40,000 Q1 Q2 Q3 Q4 2025 2026

0 100 200 300 400 500 600 700 800 900 1,000 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% 4.5% Jan-22 Mar-22 May-22 Jul-22 Sep-22 Nov-22 Jan-23 Mar-23 May-23 Jul-23 Sep-23 Nov-23 Jan-24 Mar-24 May-24 Jul-24 Sep-24 Nov-24 Jan-25 Mar-25 May-25 Jul-25 Sep-25 Nov-25 Jan-26 Unemployment Rate Visitor Arrivals (‘000s) Unemployment Rate and Visitor Arrivals by Air Hawaii Unemployment Rate (not seasonally adjusted) Hawaii Visitor Arrivals by Air Maui Visitor Arrivals by Air 5 Hawaii Service − Current Business Trends 1Q 2026 Earnings Conference Call • According to UHERO, Hawaii’s economy is expected to experience modest growth ─ Supported by construction activity ─ Tourism remains soft ▪ Visitor arrivals expected to decline in 2026 before recovering in 2027 ─ Inflationary pressures persist 2026P 2027P 2028P Real GDP 1.6% 1.4% 1.3% Construction Jobs Growth 1.9% 0.1% (0.8)% Population Growth 0.0% (0.1)% 0.0% Unemployment Rate 2.3% 2.3% 2.3% Visitor Arrivals (‘000s) % change 9,586.2 (0.6)% 9,741.2 1.6% 10,020.1 2.9% Select Hawaii Economic Indicators UHERO Projections(3) Commentary (1) Source: https://files.hawaii.gov/dbedt/economic/data_reports/mei/2026-02-state.xlsx (2) Source: https://files.hawaii.gov/dbedt/economic/data_reports/mei/2026-02-maui.xlsx (3) Source: https://uhero.hawaii.edu/wp-content/uploads/2026/02/UHEROForecastForTheStateOfHawaii26Q1.pdf (1) (1) (2)

6 China Service 1Q 2026 Earnings Conference Call • Container volume decreased 9.5% YoY ─ Primarily due to lower general demand from a more traditional Lunar New Year freight cycle 1Q26 Performance Container Volume(1) (FEU Basis) (1) Includes containers from China and other Asia origins. 8,000 13,000 18,000 23,000 28,000 33,000 38,000 Q1 Q2 Q3 Q4 2025 2026

7 • In 1Q26, we did not see a traditional bump in demand prior to Lunar New Year. Post holiday, the freight demand exceeded our expectations and was driven by: ─ Higher demand across several of our key market segments such as e-commerce, e-goods, and garments ─ Continued air-to-ocean freight conversions ─ Further growth and penetration into Southeast Asia ports • In 1Q26, we saw strong volume from our feeder network in Vietnam and Thailand • Overall, the uptick in freight demand we saw post-Lunar New Year has continued to build in 2Q26 as demand strengthens and volume returns to a more traditional seasonal pattern ─ We remain focused on maximizing the yield on every sailing out of Shanghai • We expect 2Q26 container volume to be higher compared to the prior year period, which included a market decline in Transpacific demand due to the tariffs imposed in April 2025 • For full year 2026, we expect container volume to be moderately higher than the level achieved in 2025 ─ Expect demand strength in 2Q26 to continue through peak season 1Q 2026 Earnings Conference Call China Service − Current Business Trends

8 Guam Service 1Q 2026 Earnings Conference Call • Container volume was flat YoY • Expect Guam’s economy to remain stable • Expect volume to be comparable to the level achieved last year 1Q26 Performance Container Volume (FEU Basis) 0 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 4,500 5,000 5,500 6,000 Q1 Q2 Q3 Q4 2025 2026 Full Year 2026 Outlook

9 Alaska Service 1Q 2026 Earnings Conference Call • Container volume decreased 2.0% YoY primarily due to: ─ Lower general demand ─ Partially offset by an additional northbound sailing and an additional AAX sailing compared to the year ago period 10,000 12,000 14,000 16,000 18,000 20,000 22,000 24,000 Q1 Q2 Q3 Q4 2025 2026 • Expect continued economic growth in Alaska supported by a low unemployment rate, jobs growth and continued oil and gas exploration and production activity • Expect volume to be comparable to the level achieved last year 1Q26 Performance Container Volume (FEU Basis) Full Year 2026 Outlook

10 SSAT Joint Venture 1Q 2026 Earnings Conference Call • Terminal joint venture contribution was $5.0 million; YoY decrease of $1.6 million ─ Primarily due to lower lift volume $0.0 $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 $7.0 $8.0 $9.0 $10.0 Q1 Q2 Q3 Q4 2025 2026 1Q26 Performance Equity in Income of JV ($ in millions) • Expect the contribution from SSAT to be lower than the $32.5 million achieved in full year 2025 Full Year 2026 Outlook

11 Matson Logistics 1Q 2026 Earnings Conference Call • Operating income of $6.8 million; YoY decrease of $1.7 million ─ Primarily due to a lower contribution from supply chain management $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 $16.0 Q1 Q2 Q3 Q4 2025 2026 • Expect operating income to approach the level achieved in full year 2025 1Q26 Performance Operating Income ($ in millions) Full Year 2026 Outlook

12 1Q 2026 Earnings Conference Call Fuel Price Volatility • We expect fuel price volatility to impact our near-term earnings due to a timing lag between when we incur fuel costs and when we can fully recover these costs • Our mechanisms are very effective at recovering the cost of fuel over time ─ Historically in our maritime business, we have been successful in recouping the cost of fuel within any calendar year, although fluctuations can occur between quarters • In 1Q26, the impact was not material as we experienced escalating fuel prices only during the last few weeks of the quarter • For 2Q26, we expect to lag in the recovery of fuel costs, but we expect to fully recover our fuel costs by the end of the year with most of the recovery occurring in 3Q26 • These expectations regarding the impact of fuel costs and the recoverability of these costs have been factored into our Outlook

13 1Q 2026 Earnings Conference Call Financial Results − Summary Income Statement See the Appendix for a reconciliation of GAAP to non-GAAP Financial Metrics. First Quarter Quarter Ended 3/31 Δ ($ in millions, except per share data) 2026 2025 $ % Revenue Ocean Transportation $606.5 $637.4 ($30.9) (4.8)% Logistics 151.3 144.6 6.7 4.6% Total Revenue $757.8 $782.0 ($24.2) (3.1)% Operating Income Ocean Transportation $54.6 $73.6 ($19.0) (25.8)% Logistics 6.8 8.5 (1.7) (20.0)% Total Operating Income $61.4 $82.1 ($20.7) (25.2)% Interest income 6.1 9.4 (3.3) (35.1)% Interest expense, net (1.6) (1.7) 0.1 (5.9)% Other income (expense), net 2.0 2.4 (0.4) (16.7)% Income taxes (11.3) (19.9) 8.6 (43.2)% Net Income $56.6 $72.3 ($15.7) (21.7)% 30.6 33.2 (2.6) (7.8)% GAAP EPS, diluted $1.85 $2.18 ($0.33) (15.1)% $49.9 $47.2 $2.7 5.7% EBITDA $113.3 $131.7 ($18.4) (14.0)% Depreciation and Amortization (incl. drydock amortization) Weighted Average Number of Shares Outstanding (diluted)

14 Strong Cash Flow Generation 1Q 2026 Earnings Conference Call Last Twelve Months Ended March 31, 2026 ($ in millions) $552.1 Maint. Capex $156.9 Dividends $44.6 Share Repurchases $289.2 $0.0 $100.0 $200.0 $300.0 $400.0 $500.0 $600.0 Cash Flow from Operations Sum of Maintenance Capex, Dividends, and Share Repurchases $490.7 Strong cash flow from operations more than supports maintenance capex, dividends, and share repurchases Note: Other sources and uses of cash include the Capital Construction Fund (including cash deposits and interest income on cash deposits and fixed-income securities in the Capital Construction Fund, net of withdrawals for milestone payments), paydown of borrowings (net), new vessel construction capex (including capitalized interest and owner’s items), and other cash flow statement line items.

15 Financial Results − Summary Balance Sheet 1Q 2026 Earnings Conference Call • 1Q26: approximately 0.4 million shares repurchased for total cost of $54.4 million(1) • On April 23rd, announced addition of 3.0 million shares to our existing share repurchase authorization • Total Debt of $351.1 million(2) ─ Decreased by $10.1 million in 1Q26 Share Repurchase Debt Levels (1) Includes stock repurchased during the quarter but not settled and taxes on share repurchases that will be paid after the quarter end. (2) Total Debt is presented before any reduction for deferred loan fees as required by GAAP. ($ in millions) ASSETS Cash and cash equivalents $100.1 $141.9 Other current assets 336.3 330.0 Total current assets 436.4 471.9 Investment in SSAT 101.5 96.2 Property and equipment, net 2,510.6 2,499.4 Intangible assets, net 143.5 146.6 Capital Construction Fund (CCF) 521.5 532.7 Goodwill 327.8 327.8 Other long-term assets 541.7 561.0 Total assets $4,583.0 $4,635.6 LIABILITIES AND SHAREHOLDERS’ EQUITY Current portion of debt $39.7 $39.7 Other current liabilities 490.2 487.7 Total current liabilities 529.9 527.4 Long-term debt, net of deferred loan fees 302.2 312.1 Other long-term liabilities 1,020.8 1,037.1 Total long-term liabilities 1,323.0 1,349.2 Total shareholders’ equity 2,730.1 2,759.0 Total liabilities and shareholders’ equity $4,583.0 $4,635.6 March 31, December 31, 2026 2025

16 2026 Outlook 1Q 2026 Earnings Conference Call 2Q26 Outlook Ocean Transportation Operating Income To be approximately $20 million higher than the $98.6 million achieved in 2Q25 Logistics Operating Income To approach the $14.4 million achieved in 2Q25 (1) Interest expense excludes capitalized interest. Consolidated Operating Income To be approximately $20 million higher than the $113.0 million achieved in 2Q25 Full Year 2026 Outlook Items Depreciation and Amortization Approx. $210 million, including approx. $35 million in dry-docking amortization Interest Income Approximately $16 million Interest Expense, Net(1) Approximately $6 million Other Income (Expense) Approximately $7 million GAAP Effective Tax Rate Approximately 21.0% Dry-Docking Payments Approximately $45 million Ocean Transportation Operating Income To modestly exceed the $455.6 million achieved in 2025 Logistics Operating Income To approach the $44.2 million achieved in 2025 Consolidated Operating Income To modestly exceed the $499.8 million achieved in 2025 • For full year 2026, we expect: ─ The strengthening of freight demand in our China service post-Lunar New Year continues through peak season ─ Recovery of fuel costs by the end of the year with most of the recovery occurring in 3Q26 ─ A more normal operating seasonality pattern with consolidated operating income in 2Q26 and 3Q26 being the strongest relative to 1Q26 and 4Q26 • For 2Q26, we expect: ─ A negative impact from the lag in the recovery of fuel costs

17 1Q 2026 Earnings Conference Call Capital Expenditures Update ($ in millions) FY 2026 Comments Expected New vessel construction milestone payments and related costs $400 • Includes owner’s items and capitalized interest expense Expected Maintenance and other capital expenditures $150 – $170 • 2026 capex includes approximately: – Approx. $20 million in equipment lease buyouts – Approx. $30 million more than normal in new equipment purchases due to current low prices Total $550 – $570 New Vessel Construction Milestone Payments ($ in millions) 2Q26 Approximately $213 3Q26 Approximately $34 4Q26 Approximately $110 Total Approximately $357 CCF(2) Approximately $522 Cash and Cash Equivalents(2) Approximately $100 • Paid approximately $16 million in milestone payments in 1Q26 from Capital Construction Fund (CCF) • Cash and cash equivalents and CCF combined exceed our remaining milestone payments – CCF covers approximately 93% of our remaining milestone payment obligations(1) • We continue to expect our three vessels to be delivered in 1Q27, 3Q27, and 2Q28 (1) Excludes future interest income and accretion earned on cash deposits and Treasury securities. (2) As of March 31, 2026.

18 Closing Thoughts 1Q 2026 Earnings Conference Call • We continue to navigate a period of geopolitical tension and uncertainty ─ While we’ve seen higher fuel prices, we are confident in our ability to recover our increased fuel costs ─ Our focus is on what we can control, which is to put our customers first, maintain operational excellence, and uphold our high standard of service • We remain confident in the demand consistency of our businesses • In our domestic tradelanes, we provide a vital lifeline to the communities we serve • In our China service, our value proposition is differentiated based on speed, reliability and schedule integrity ─ Building on these strengths, we have successfully moved with our customers into Southeast Asia markets to extend our geographic reach and diversify our origination ports ─ Our China service has also become an important means for our e-commerce customers to meet the increasing consumer demand in the U.S., and we continue to expect e-commerce to be a long-term driver of growth for our CLX and MAX services • We remain disciplined in our return of capital to shareholders

Appendix

20 1Q 2026 Earnings Conference Call Appendix − Non-GAAP Measures Matson reports financial results in accordance with U.S. generally accepted accounting principles (“GAAP”). The Company also considers other non-GAAP measures to evaluate performance, make day-to-day operating decisions, help investors understand our ability to incur and service debt and to make capital expenditures, and to understand period-over-period operating results separate and apart from items that may, or could, have a disproportional positive or negative impact on results in any particular period. These non-GAAP measures include, but are not limited to, Earnings Before Interest, Income Taxes, Depreciation and Amortization (“EBITDA”).